ASSIGNMENT OF INVENTION

WHEREAS, We, the below named inventors

Joel BELLENSON and Dexster SMITH

(hereinafter referred to collectively as the "Assignors"), have made an invention entitled:

Liver Cancer Susceptibility Gene

for which We filed a provisional application for United States Letters Patent on March 7, 2005, designated by Application Serial No. 60/594,035 (the “Application”); and

AND WHEREAS, Upstream Biosciences Inc., a corporation incorporated under the laws of Canada and having a registered office at 806-699 Cardero Street, Vancouver, British Columbia, V6E 2E9, CANADA (hereinafter referred to as the "Assignee"), is desirous of securing the entire world-wide right, title and interest in and to this invention, including the Application and any and all Letters Patent arising from the Application;

NOW, THEREFORE, be it known that, for good and valuable consideration, the sufficiency and receipt of which from the Assignee is hereby acknowledged, We, as Assignors, have sold, assigned, transferred, and set over, and do hereby sell, assign, transfer, and set over unto the Assignee, its lawful successors and assigns, the entire, world-wide right, title, and interest in and to this invention, including the Application, all applications related thereto, including all divisions, continuations and corresponding treaty and foreign applications thereof, and all Letters Patents of the United States, of Canada and of any and all other countries that may be granted thereon, and all reissues thereof; and We hereby authorize and request the Commissioner of Patents and Trademarks of the United States, Canada and of any and all other countries to issue all such Letters Patents to the Assignee, its successors and assigns, in accordance with the terms of this Assignment.

AND, WE HEREBY further covenant and agree that We will, without further consideration, communicate with the Assignee, its successors and assigns, any facts known to us respecting the inventions and testify in any legal proceeding, sign all lawful papers when called upon to do so, execute and deliver all papers that may be necessary or desirable to perfect the title to the invention in the Assignee, its successors and assigns, execute all divisional, continuation, and reissue applications, make all rightful oaths and generally do everything possible to aid the Assignee, its successors and assigns, to obtain and enforce proper patent protection for the invention in the United States, Canada and all other countries, it being understood that any expense incident to the execution of such papers shall be borne by the Assignee, its successors and assigns.

EXECUTED as of this 27th day of February, 2006.

IN TESTIMONY WHEREOF, We have set our hands hereinbelow.

FIRST INVENTOR and ASSIGNOR:
Joel BELLENSON (Name of Inventor)	American (Citizenship)
/s/ Joel Bellenson (Signature of Inventor)	2/27/06 (Date)
1000-595 Burrard Street, Vancouver, British Columbia, V7X 1S8, CANADA (Address of Inventor)

WITNESS:

On this 27 day of February, 2006, before me personally appeared Joel BELLENSON known to me to be the individual who executed the foregoing instrument as inventor and assignor.

Jill Jacobson
(Name of Witness)

/s/ Jill Jacobson
(Signature of Witness)

(Address of Witness)

This is page 2 of 4 of an Assignment of United States Provisional Patent Application No. 60/594,035 dated for reference the 27th day of February 2006 among Joel BELLENSON and Dexster SMITH as Assignors and Upstream Biosciences Inc. as Assignee.

SECOND INVENTOR and ASSIGNOR:
Dexster SMITH (Name of Inventor)	American (Citizenship)
/s/ Dexster Smith (Signature of Inventor)	2/27/06 (Date)
1000-595 Burrard Street, Vancouver, British Columbia, V7X 1S8, CANADA (Address of Inventor)

WITNESS:

On this 27 day of February, 2006, before me personally appeared Dexster SMITH known to me to be the individual who executed the foregoing instrument as inventor and assignor.

Jill Jacobson
(Name of Witness)

/s/ Jill Jacobson
(Signature of Witness)

(Address of Witness)

This is page 3 of 4 of an Assignment of United States Provisional Patent Application No. 60/594,035 dated for reference the 27th day of February 2006 among Joel BELLENSON and Dexster SMITH as Assignors and Upstream Biosciences Inc. as Assignee.

ACCEPTED BY ASSIGNEE :
Upstream Biosciences Inc. (Name of Assignee)	Canada (Jurisdiction of Incorporation)
/s/ Steve Bajic (Authorized Signatory)	March 1, 2006 (Date)
806-699 Cardero Street, Vancouver, British Columbia, V6E 2E9, CANADA (Address of Assignee)

WITNESS:

On this 1st day of March, 2006, before me personally appeared Steve BAJIC an authorized signatory of Upstream Biosciences Inc., who executed the foregoing instrument as assignee.

Micah Chock
(Name of Witness)

/s/ Micah Chock
(Signature of Witness)

(Address of Witness)

This is page 4 of 4 of an Assignment of United States Provisional Patent Application No. 60/594,035 dated for reference the 27th day of February 2006 among Joel BELLENSON and Dexster SMITH as Assignors and Upstream Biosciences Inc. as Assignee.